 (header images)(menubar images)
Doug T. Valassis

Chairman & Chief Executive Officer
Lindner Asset Management

(image) Doug Valassis has been actively involved in a diverse mix of business activities over the past 20 years, including board membership of a NYSE-listed company, developing an oil and gas concession in the Pacific Rim, a mayoral appointment to a city government position, and fiduciary oversight of private investments.

In 1992, Valassis directed the acquisition of the asset management contract for Lindner Funds, a Midwestern-based mutual fund family focused on value-oriented investing. He serves as Chairman of the funds' investment management firm and Chairman of the Board of Trustees for the fund family. Valassis has held fiduciary responsibilities for a variety of private trust accounts that bridge a range of generations and investment objectives. While working with one of the largest investment banking firms in the world, Valassis has coordinated the variety of risk profiles of those accounts to provide a competitive real rate of return comparable to accepted index benchmarks.

Valassis began his professional career in Detroit where he served on the board of directors of the nation's largest provider of free-standing newspaper inserts serving the packaged goods industry. In 1983, he became a licensed broker-dealer engaging in a range of private investment transactions. He helped direct the reestablishment of shareholder prerogatives for corporations involved in a broad class of operating assets (in the insurance, real estate and commodities industries). Through these activities, Valassis developed key commercial banking and investment banking relationships for public and private entities over a span of two decades.

As Chairman of Lindner Asset Management, Inc. he chairs its Investment Committee and holds ultimate responsibility for the funds' strategic direction.

Valassis holds a doctorate from the University of Michigan and an MBA degree from Michigan State University. He was also a member of the Visiting Committee for the Dental School at Northwestern University. His investment management offices are located in Deerfield, Illinois.

(link)back to Whos Who Table of Contents (footer images)